Exhibit 10.7.2

FIRST AMENDMENT & EXTENSION
TO
MANAGEMENT AND MARKETING AGREEMENT
SUNNYBROOK ESTATES

This First Amendment and Extension to the Management and Marketing Agreement (the “First Amendment and Extension”) is made and entered into by and between Sunnybrook Estates, Inc., a Mississippi, non-profit corporation (the “Owner”) and CGI Management, Inc. a corporation organized under the laws of the State of Delaware (the “Manager”).

RECITALS

WHEREAS, the Owner owns a 112 unit Independent Living Community known as Sunnybrook Estates, located in Madison, Mississippi (the “Community”); and

WHEREAS, the Owner and Manager have previously entered into a Management and Marketing Agreement (the “Agreement”), dated August. 20, 1998 whereby Manager agreed to provide certain services related to management, consulting and marketing with respect to the Community during the construction and ongoing operations thereof; and

WHEREAS, the Owner has agreed to pay to the Manager certain fees in consideration for such services computed in the manner stated in the Agreement; and

WHEREAS, the Owner and Manager desire to extend and amend the Agreement as more particularly described below.

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

1.	Page 6, Section 4.1 paragraph (A) of the Agreement, under the caption Term, shall be deleted in its entirety and replaced with the following paragraph (A);

(A) The Term of this Agreement shall be for a period of three (3) years commencing on August 21, 2003 and, shall automatically be extended for successive additional terms of three (3) years unless terminated as is hereinafter provided.

2.	Except as a ended herein, the Agreement is hereby ratified and shall remain in full force and effect according to is terms.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date indicated below.

OWNER:	Sunnybrook Estates, Inc.
	By:	/s/ Darrell Blaylock	Date:	6/18/03

MANAGER:	CGI MANAGEMENT, INC.
	By:	/s/ Gary Staats	Date:	6/18/03